[Logo] MFS(R)
INVESTMENT MANAGEMENT(R)
75 YEARS
We invented the mutual fund




      MFS(R) NEW
      DISCOVERY FUND
      SEMIANNUAL REPORT o FEBRUARY 28, 1999

Table of Contents

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
MFS' Year 2000 Readiness Disclosure ....................................... 31
Trustees and Officers ..................................................... 33

       MFS Celebrates its Diamond Anniversary!

       March 21, 1999, marks the 75th anniversary of MFS' invention of the mutual fund. The mutual fund industry has brought the power of investing to every American, offering them the opportunity for college degrees, home ownership, and comfortable retirement.
       Imagine today's world without mutual
       funds. We couldn't. And while the            ----------------------
       years ahead will bring a number of             MFS 75 YEARS
       challenges, our 75 years of experience       [graphic omitted]
       will help guide a new generation of
       investors into the future.                   EXPERIENCE THE FUTURE(SM)
                                                    ----------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

Management Review and Outlook

[Photo of Brian E. Stack]
     Brian E. Stack

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 21.83%, Class B shares 21.49%, Class C shares 21.37%, and Class I shares 22.14%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 16.79% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The average small-cap growth fund, as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance, returned 16.43% over the same period.

Q. What were some of the factors that contributed to the Fund's performance over the past six months?

A. In the early part of the period, the Asian economic crisis dragged the entire equity market down. From the market's low point in early October, we saw a substantial rebound in stock prices, and the Fund was able to capitalize on that, beating the Russell 2000 and the Lipper average. We feel this performance is a function of MFS(R) Original Research(SM), by which stocks are selected after in-depth fundamental analysis of companies' predicted earnings growth, current and potential market positions, management teams' strength, and products potential. Equally important is my own investment discipline, which emphasizes a long-term view of stocks whose growth prospects are in line with their actual fundamental strengths. This discipline leads me away from highly speculative stocks, such as several of the best-known Internet companies. Though those stocks may be hot at the moment, they do not give me a high degree of confidence in their abilities to generate consistent earnings streams in the future; therefore, I'll avoid them until they can prove their fundamentals are strong. As a result of the portfolio's investment discipline and research focus, I think we can capture positive performance while generally avoiding highly valued stocks that can drop sharply at the first hint of trouble.

Q. In what industry sectors are you finding the best growth opportunities?

A. Business services, which are lumped into the conglomerates and special products/services category, and technology are our largest sectors, and they are interrelated. Technology is driving the increased business productivity that has aided the prolonged U.S. economic expansion. Though technology started off 1999 with some volatility, that has not impacted our long-term optimism about many of these stocks. Business services companies help businesses and consumers integrate technology into their daily lives and provide key business functions to customers on a contract basis. The growth of technology and the trend to outsourcing noncore business functions as a means of boosting corporate efficiency are driving the growth of these companies. Technology Solutions, which specifies, designs, installs, and maintains complex technologies that help customers run their businesses, is a good example of a services company that has done well for the Fund.

Q. Please discuss some individual holdings' performance highlights during the period.

A. PMC-Sierra was a strong performer during the period. The company provides computer chips to the internetworking market and has capitalized on the growth of the Internet and of corporate data networks. Gemstar International is also part of the Internet boom, but in a different way. The company manufactures software that, when coupled with the right hardware, allows consumers to access the Internet from their television sets. It has established business relationships with many of the big players in the TV and personal computer markets, and we feel that its growth prospects are good. Pharmaceutical Marketing performed well during the period. The company provides market research to pharmaceutical companies that, traditionally, would have conducted in-house research at great expense. The company is part of the business services theme we just discussed, and has been able to capitalize on the strong growth of the major pharmaceutical manufacturing companies. Additionally, the company is in the process of being acquired, which has further boosted its stock price.

Q. What stocks in the Fund were disappointments during the period? Are you holding on to these and, if so, why?

A. Aspect Telecommunication, which makes call-center software, lagged during the period because it missed its earnings estimate and is in the midst of a product transition. We're holding on to the stock, however, because we consider the issues short-term in nature and are optimistic about the company's ability to be a long-term leader in a growing market. Total Renal Care, which provides dialysis treatment in its medical centers, also missed an earnings estimate because of larger-than-expected operating expenses during the period. Again, we like the long-term earnings growth prospects for the company and feel that management can get expenses back under control. The company is a leader in the market, so we've held the stock.

Q. What is your opinion of the Year 2000 (Y2K) computer problem's impact on the investments in the portfolio?

A. We do not see an investment opportunity in companies that can gain only short-term benefits by providing Year 2000 correction services. Any revenue boosts these companies may experience are short term and are probably already reflected in their stock prices. The portfolio as a whole has experienced some very short-term negative impact from Y2K because companies have curtailed technology purchases and service contracts as they work to fix their installed base of computers, software, and networks in advance of January 1, 2000. As I said, these are temporary hiccups and don't change our outlook for technology or services companies as a whole. There has been a psychological impact as well because investors have been nervous about a perceived downturn, but we think that many of the stocks in the portfolio that have felt this are very well positioned to grow quickly after January 1, 2000.

Q. With all the interest in the Internet, are you investing in this area of the market?

A. I try to avoid stocks of companies whose business models are tied purely to the Internet. Many of these companies are still figuring out how to do business on the Web and don't even know how they will make money in the future. By and large, these are speculative investments that don't match our research-driven investment method. We prefer to leverage the growth of the Internet by buying stocks of companies that don't rely solely on the 'Net to generate revenue or that are providing products and services to help build the Internet itself. Companies such as PMC-Sierra, and Catalina Marketing, which is using the 'Net to expand its consumer coupon service, are good examples. We have exactly one pure Internet stock in the portfolio, SportsLine USA, which we bought at a very modest valuation when the NBA was on strike, robbing the firm of much of its Web site traffic and advertising revenues. Since our purchase, it has performed well, and its advertising revenues from the Web site are up strongly. That stock is the exception, however.

Q. What's your investment outlook for the small-cap growth market for the first half of 1999?

A. Valuations for small-cap stocks are still very low in comparison to large-cap stocks. Generally, we feel that the better-positioned small-cap stocks driven by their abilities to innovate and grow their businesses more quickly than big, multinational companies, still offer the best long-term prospects for strong earnings growth. Though it remains to be seen when exactly this dichotomy will be corrected, history is on the side of people like me who believe that at some point the gap will narrow as small companies return to favor and large companies encounter difficulty maintaining their growth rates. We're starting to see some small hints that this is beginning to happen. For example, Dell, a leading large-cap stock, took a hit in early 1999 as its profit margins fell for the first time in several quarters. Small-cap stock investors understand that small companies can offer robust earnings growth and healthy profit margins, but they also must be comfortable taking a long-term view of the market's performance as a whole.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, and the New Discovery Series offered through MFS(R)/Sun Life Annuity products. He is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund.

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 2, 1997

  CLASS INCEPTION:            CLASS A  JANUARY 2, 1997
                              CLASS B  NOVEMBER 3, 1997
                              CLASS C  NOVEMBER 3, 1997
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $317.1 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 1999

Class A
                                          6 Months     1 Year    10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return                    +21.83%     -3.17%        +51.48%
------------------------------------------------------------------------------
Average Annual Total Return                  --        -3.17%        +21.24%
------------------------------------------------------------------------------
SEC Results                                  --        -8.74%        +17.95%
------------------------------------------------------------------------------

Class B
                                          6 Months     1 Year    10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return                    +21.49%     -3.68%        +50.32%
------------------------------------------------------------------------------
Average Annual Total Return                  --        -3.68%        +20.81%
------------------------------------------------------------------------------
SEC Results                                  --        -7.50%        +19.69%
------------------------------------------------------------------------------

Class C
                                          6 Months     1 Year    10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return                    +21.37%     -3.75%        +50.32%
------------------------------------------------------------------------------
Average Annual Total Return                  --        -3.75%        +20.81%
------------------------------------------------------------------------------
SEC Results                                  --        -4.71%        +20.81%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1999.

Class I
                                           6 Months     1 Year   10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return                     +22.14%     -2.62%       +52.56%
------------------------------------------------------------------------------
Average Annual Total Return                   --        -2.62%       +21.64%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          28.9%
TECHNOLOGY                                        23.1%
HEALTH CARE                                       15.2%
LEISURE                                           11.5%
RETAILING                                          6.1%


TOP 10 STOCK HOLDINGS

GEMSTAR INTERNATIONAL GROUP LTD.  3.0%                CBT GROUP PLC  1.7%
Audio/video products company                          Interactive education software provider

AFFILIATED COMPUTER SERVICES, INC.  2.5%              SPORTSLINE USA, INC.  1.6%
Information technology services company               Internet sports media company

BISYS GROUP, INC.  2.5%                               INTERMEDIA COMMUNICATIONS INC.  1.6%
Banking computer services company                     Telecommunications and datacommunications
                                                      service provider
DST SYSTEMS, INC.  2.5%
Financial information services company                SYNOPSYS INC.  1.5%
                                                      Integrated circuits design software
IDEXX Laboratories, Inc.  2.0%                        provider
Medical instruments company

PHARMACEUTICAL MARKETING SERVICES, INC.  1.8%
Pharmaceutical market information and research
services provider

The portfolio is actively managed, and holdings are subject to change.

Portfolio of Investments (Unaudited) -- February 28, 1999

STOCKS - 95.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.7%
  Advertising - 2.4%
    Pharmaceutical Marketing Service, Inc.*                             366,200             $  5,309,900
    Snyder Communications, Inc.*                                         30,400                1,041,200
    TMP Worldwide, Inc.*                                                 25,196                1,417,275
                                                                                            ------------
                                                                                            $  7,768,375
--------------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    Atlas Air, Inc.*                                                     82,264             $  2,478,203
    Skywest, Inc.                                                        28,467                  894,931
                                                                                            ------------
                                                                                            $  3,373,134
--------------------------------------------------------------------------------------------------------
  Building - 0.3%
    Eagle Hardware & Garden, Inc.*                                       26,400             $    991,650
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.4%
    Affiliated Computer Services, Inc., "A"*###                         164,259             $  7,596,979
    Kulicke & Soffa Industries, Inc.*                                   131,200                3,329,200
                                                                                            ------------
                                                                                            $ 10,926,179
--------------------------------------------------------------------------------------------------------
  Business Services - 16.5%
    BISYS Group, Inc.*                                                  141,036             $  7,527,796
    Bright Horizons Family Solutions, Inc.*                              32,500                  686,563
    Catalina Marketing Corp.*                                            33,537                2,158,944
    Ceridian Corp.*                                                      37,944                2,717,739
    Complete Business Solutions, Inc.                                    25,800                  728,850
    Computer Horizons Corp.*                                             60,800                  908,200
    Dendrite International, Inc.*                                        80,233                2,256,553
    DST Systems, Inc.*                                                  137,457                7,457,042
    Envoy Corp.*                                                         71,072                3,446,992
    Fiserv, Inc.*                                                        35,818                1,683,446
    Global Directmail Corp.*                                             67,182                1,104,304
    IMRglobal Corp.*                                                     35,600                  645,250
    Interim Services, Inc.*                                             170,696                3,243,224
    International Network Services*                                      12,400                  633,950
    Learning Tree International, Inc.*                                  203,581                1,704,991
    Memberworks, Inc.*                                                   23,179                  805,470
    Meta Group, Inc.*                                                    84,749                1,896,259
    Modis Professional Services, Inc.*                                  144,011                1,971,151
    NOVA Corp.*                                                         115,472                2,886,800
    Paymentech, Inc.*                                                    55,710                1,065,454
    Personnel Group of America, Inc.*                                    41,599                  548,587
    Preview Travel, Inc.*                                                18,300                  372,863
    Professional Detailing, Inc.*                                        28,649                  891,700
    Renaissance Worldwide, Inc.*                                        212,527                1,328,294
    Technology Solutions Co.*                                           408,360                3,343,447
    Teletech Holdings, Inc.*                                             56,200                  393,400
                                                                                            ------------
                                                                                            $ 52,407,269
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    Hyperion Solutions Corp.*                                           101,800             $  1,444,287
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.6%
    Acxiom Corp.*                                                        71,462             $  1,710,622
    Aspen Technology, Inc.*###                                          117,113                1,500,510
    Black Box Corp.*                                                     47,380                1,528,005
    Cadence Design Systems, Inc.*                                       113,370                2,727,966
    Cambridge Technology Partners, Inc.*                                119,810                3,010,226
    Checkfree Holdings Corp.*                                            28,800                  986,400
    Compuware Corp.*                                                     27,300                1,527,094
    Edify Corp.*                                                         40,000                  237,500
    Engineering Animation, Inc.*                                         30,725                1,390,306
    Exchange Applications Software*                                      78,500                1,295,250
    Fair, Isaac & Co., Inc.                                              16,660                  766,360
    Harbinger Corp.*                                                    127,602                  829,413
    JDA Software Group, Inc.*                                           110,100                  688,125
    Peerless Systems Corp.*                                              67,800                  635,625
    RWD Technologies, Inc.*                                              11,030                  151,663
    SCB Computer Technology, Inc.*                                       57,324                  401,268
    Security Dynamics Technologies, Inc.*                               109,265                2,021,402
    Sterling Software, Inc.*                                            119,420                3,045,210
    Summit Design, Inc.*                                                188,000                  658,000
    SunGard Data Systems, Inc.*                                          86,790                3,439,054
    Synopsys, Inc.*                                                      97,745                4,520,706
    Transaction System Architects, Inc., "A"*                            91,676                3,604,013
    Vantive Corp.*                                                      163,427                1,879,410
    Wind River Systems, Inc.*                                            57,300                1,307,156
                                                                                            ------------
                                                                                            $ 39,861,284
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Sodexho Marriott Services, Inc.*                                     71,000             $  1,659,625
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.6%
    Alternative Resources Corp.*                                        130,920             $  1,407,390
    Galileo International, Inc.                                          56,439                2,850,169
    InfoUSA, Inc., "A"*                                                 136,209                  817,254
    InfoUSA, Inc., "B"*                                                  78,856                  487,922
    LoJack Corp.*                                                        96,000                  864,000
    Sportsline USA, Inc.*                                               108,425                4,879,125
                                                                                            ------------
                                                                                            $ 11,305,860
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    AFC Cable Systems, Inc.*                                             35,167             $  1,164,907
    Barnett, Inc.*                                                       58,477                  610,354
    Belden, Inc.                                                         35,200                  635,800
                                                                                            ------------
                                                                                            $  2,411,061
--------------------------------------------------------------------------------------------------------
  Electronics - 6.6%
    Actel Corp.*                                                         15,211             $    197,743
    Analog Devices, Inc.*                                               101,365                2,540,460
    Applied Micro Circuits Corp.*                                        26,400                1,036,200
    Burr-Brown Corp.*                                                   132,609                2,685,332
    Cable Design Technologies Corp.*                                    124,762                1,614,108
    Credence Systems Corp.*                                              41,300                  872,463
    DuPont Photomasks, Inc.*                                             24,800                  973,400
    Lattice Semiconductor Corp.*                                         71,134                2,836,468
    Microchip Technology, Inc.*                                          22,385                  609,991
    Photronics, Inc.*                                                    91,655                1,884,656
    PMC-Sierra, Inc.*                                                    36,307                2,573,259
    SDL, Inc.                                                            26,400                1,438,800
    SIPEX Corp.*                                                        145,773                1,667,279
                                                                                            ------------
                                                                                            $ 20,930,159
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.6%
    Cox Radio, Inc., "A"*                                                 9,000             $    397,125
    Entercom Communications Corp.*                                        1,000                   31,375
    Gemstar International Group Ltd.*                                   142,044                9,090,816
    Heftel Broadcasting Corp., "A"*                                      32,300                1,332,375
    Jacor Communications, Inc.*                                          51,411                3,585,917
                                                                                            ------------
                                                                                            $ 14,437,608
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Conning Corp.                                                        32,641             $    522,256
    Federated Investors, Inc., "A"                                       63,320                1,214,953
    Student Loan Corp.                                                   17,132                  769,869
    Waddell & Reed Financial, Inc., "A"                                  92,608                1,747,976
                                                                                            ------------
                                                                                            $  4,255,054
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Del Monte Foods Co.*                                                 54,300             $    743,231
    Robert Mondavi Corp.*                                                18,067                  621,053
                                                                                            ------------
                                                                                            $  1,364,284
--------------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    Annuity & Life Re Holdings Ltd.                                      36,200             $    803,188
    Executive Risk, Inc.                                                 18,737                1,316,274
                                                                                            ------------
                                                                                            $  2,119,462
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.8%
    AmeriSource Health Corp., "A"*                                       11,925             $    889,903
    Haemonetics Corp.*                                                  121,518                2,027,832
    PSS World Medical, Inc.*                                            238,446                2,712,323
                                                                                            ------------
                                                                                            $  5,630,058
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 11.3%
    ABR Information Services, Inc.*                                      73,100             $  1,288,387
    Concentra Managed Care, Inc.*                                       284,722                3,025,171
    Cytyc Corp.*                                                         81,361                1,474,668
    Henry Schein, Inc.*                                                  36,700                  940,437
    Hologic, Inc.*                                                      100,543                1,011,714
    IDEXX Laboratories, Inc.*                                           272,711                6,101,909
    IDX Systems Corp.*                                                   72,637                1,725,129
    Impath, Inc.*                                                       126,900                3,196,294
    MEDE AMERICA Corp.*                                                     600                   10,275
    Mid Atlantic Medical Services, Inc.*                                195,207                1,525,055
    NCS Healthcare, Inc., "A"*                                           62,382                  885,045
    Orthodontic Centers of America, Inc.*                                63,175                  947,625
    PAREXEL International Corp.*                                        131,700                2,741,006
    Quorum Health Group, Inc.*                                          112,300                1,038,775
    STERIS Corp.*                                                        45,934                1,510,080
    Sunrise Assisted Living, Inc.                                        25,600                  988,800
    Superior Consultant Holdings Corp.*                                  22,725                  749,925
    Total Renal Care Holdings, Inc.*                                    353,937                3,141,191
    Ventana Medical Systems, Inc.*                                      100,466                1,745,597
    Virgin Islands Technologies, Inc.*                                  175,221                1,971,236
                                                                                            ------------
                                                                                            $ 36,018,319
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    Cooper Cameron Corp.*                                                78,800             $  1,822,250
    Dril-Quip, Inc.*                                                     26,645                  339,724
    Global Industries, Inc.*                                            297,775                1,507,486
    Input/Output, Inc.*                                                 288,597                1,623,358
    National Oilwell, Inc.*                                              59,785                  530,592
    Noble Drilling Corp.*                                               116,200                1,437,975
    Weatherford International, Inc.*                                     28,800                  489,600
                                                                                            ------------
                                                                                            $  7,750,985
--------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Newfield Exploration Co.*                                            44,900             $    729,625
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.1%
    Boron Lepore & Assoc., Inc.                                         148,700             $  1,877,337
    Sepracor, Inc.*                                                      13,385                1,669,779
                                                                                            ------------
                                                                                            $  3,547,116
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Superior Services, Inc.*                                             87,262             $  1,753,421
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    CMP Media, Inc., "A"*                                                19,108             $    573,240
    Scholastic Corp.*                                                    88,796                4,373,203
                                                                                            ------------
                                                                                            $  4,946,443
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Kilroy Realty Corp.                                                  27,600             $    595,125
    MeriStar Hospitality Corp.                                           50,857                  905,890
                                                                                            ------------
                                                                                            $  1,501,015
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    Buffets, Inc.*                                                      266,735             $  2,684,021
    Four Seasons Hotels, Inc.                                            36,357                1,286,129
    Landry's Seafood Restaurants, Inc.*                                 120,891                  823,570
    Mortons Restaurant Group, Inc.*                                      43,800                  782,925
    Outback Steakhouse, Inc.*                                            38,400                1,684,800
    Papa John's International, Inc.*                                     18,787                  812,537
    Sonic Corp.*                                                         58,386                1,401,264
                                                                                            ------------
                                                                                            $  9,475,246
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 2.0%
    Caliber Learning Network, Inc.*                                     104,818             $    399,619
    Edutrek International, Inc., "A"*                                    74,660                  475,958
    Gartner Group, Inc.*                                                 50,300                1,128,606
    Newport News Shipbuilding, Inc.###                                   90,700                2,624,631
    Sylvan Learning Systems, Inc.*                                       20,087                  667,893
    Watsco, Inc.                                                         83,093                  971,149
                                                                                            ------------
                                                                                            $  6,267,856
--------------------------------------------------------------------------------------------------------
  Stores - 6.1%
    BJ's Wholesale Club, Inc.*                                           38,917             $  1,695,322
    Borders Group, Inc.*                                                 57,000                  787,313
    Copart, Inc.*                                                       175,446                3,070,305
    CSK Auto Corp.*                                                      84,423                2,896,764
    Duane Reade, Inc.*                                                   12,828                  388,047
    Elder-Beerman Stores Corp.*                                          54,609                  431,752
    Gymboree Corp.*                                                     171,263                1,798,262
    Micro Warehouse, Inc.*                                               39,079                  771,810
    Office Depot, Inc.*                                                  39,100                1,395,381
    Petco Animal Supplies, Inc.*                                        229,749                1,852,351
    Pier 1 Imports, Inc.                                                119,700                1,032,413
    Regis Corp.                                                          70,156                2,622,080
    Rite Aid Corp.                                                        2,300                   95,163
    Stage Stores, Inc.*                                                  86,744                  628,894
                                                                                            ------------
                                                                                            $ 19,465,857
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.2%
    Adelphia Communications Corp.*                                       26,692             $  1,504,761
    Advanced Fibre Communications, Inc.*                                 56,800                  461,500
    American Tower Corp., "A"*                                           69,663                1,867,839
    Aspect Telecommunications Corp.*                                    365,371                2,808,790
    Hyperion Telecommunications, Inc., "A"*                              23,700                  266,625
    Intermedia Communications, Inc.*                                    259,538                4,704,126
    International Telecommunication Data Systems, Inc.*                  96,200                1,322,750
    IXC Communications, Inc.*                                            33,100                1,721,200
    Lightbridge, Inc.*                                                  104,633                  497,007
    Natural Microsystems Corp.*                                          30,448                  184,591
    Nextlink Communications, Inc., "A"*                                  46,092                2,108,709
    Pinnicle Holdings, Inc.*                                             98,900                1,403,144
    Proxim, Inc.*                                                        52,300                1,634,375
    Transaction Network Services, Inc.*                                 103,305                2,027,361
    VDI Media*                                                           63,000                  287,437
                                                                                            ------------
                                                                                            $ 22,800,215
--------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Carey International, Inc.*                                           48,100             $    844,756
    Coach USA, Inc.*                                                     47,069                1,106,122
                                                                                            ------------
                                                                                            $  1,950,878
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $297,092,325
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.8%
  United Kingdom - 1.8%
    CBT Group PLC, ADR (Computer Software - Personal Computers)*        328,341             $  5,232,935
    Saville Systems PLC, ADR (Computer Software - Systems)*              26,113                  520,628
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $  5,753,563
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $306,414,311)                                                $302,845,888
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Concentra Managed Care, Inc., 4.50%
      (Identified Cost, $338,199)                                       550,000             $    433,813
--------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 20.2%
--------------------------------------------------------------------------------------------------------
                                                                        SHARES/
ISSUER                                                         PRINCIPAL AMOUNT                    VALUE
--------------------------------------------------------------------------------------------------------
    CIT Group Holdings, Inc., due 3/01/99                           $ 6,500,000             $  6,500,000
    Federal Agricultural Mortgage Corp.,
      due 3/25/99                                                     6,230,083                6,230,083
    Navigator Securities Lending Prime Portfolio                     51,248,278               51,248,278
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 63,978,361
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $370,730,871)                                           $367,258,062
--------------------------------------------------------------------------------------------------------

Securities Sold Short
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Stores
    Books-A-Million, Inc. (Proceeds Received, $65,098)                   (4,800)            $    (53,700)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (15.8)%                                                     (50,071,790)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $317,132,572
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
### Security or a portion of the security was pledged to cover margin requirements for securities sold short. At the period end, the value of securities pledged amounted to $5,477,625.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $370,730,871)            $367,258,062
  Cash                                                                   67,557
  Receivable for Fund shares sold                                     2,519,124
  Receivable for investments sold                                       816,428
  Dividends receivable                                                   22,764
  Other assets                                                           11,365
                                                                   ------------
      Total assets                                                 $370,695,300
                                                                   ------------
Liabilities:
  Securities sold short, at value (proceeds received, $65,098)     $     53,700
  Payable for investments purchased                                   1,372,935
  Collateral for securities loaned, at value                         51,248,278
  Payable for Fund shares reacquired                                    658,633
  Payable to affiliates -
    Management fee                                                       23,681
    Distribution and service fee                                        197,553
  Accrued expenses and other liabilities                                  7,948
                                                                   ------------
      Total liabilities                                            $ 53,562,728
                                                                   ------------
Net assets                                                         $317,132,572
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $320,925,454
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (3,461,411)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     1,490,041
  Accumulated net investment loss                                    (1,821,512)
                                                                   ------------
      Total                                                        $317,132,572
                                                                   ============
Total shares of beneficial interest outstanding                     24,769,658
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $130,597,606 / 10,169,281 shares of
      beneficial interest outstanding)                               $12.84
                                                                     ======
  Offering price per share (100 / 94.25)                             $13.63
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $131,857,254 / 10,326,907 shares of
      beneficial interest outstanding)                               $12.77
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $47,388,097 / 3,709,360 shares of
      beneficial interest outstanding)                               $12.78
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,289,615 / 564,110 shares of
      beneficial interest outstanding)                               $12.92
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   142,480
    Interest                                                            405,073
    Income on securities loaned                                          59,711
    Foreign taxes withheld                                                 (217)
                                                                    -----------
      Total investment income                                       $   607,047
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,168,503
    Trustees' compensation                                               11,300
    Shareholder servicing agent fee                                     146,485
    Distribution and service fee (Class A)                              179,508
    Distribution and service fee (Class B)                              579,626
    Distribution and service fee (Class C)                              181,245
    Administrative fee                                                   12,921
    Custodian fees                                                       62,687
    Printing                                                             51,316
    Postage                                                              41,866
    Auditing fees                                                        15,401
    Registration fees                                                   111,049
    Miscellaneous                                                        74,907
                                                                    -----------
      Total expenses                                                $ 2,636,814
    Fees paid indirectly                                                (19,115)
    Preliminary reduction of expenses by investment adviser            (189,140)
                                                                    -----------
      Net expenses                                                  $ 2,428,559
                                                                    -----------
        Net investment loss                                         $(1,821,512)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 4,214,709
    Securities sold short                                              (511,541)
    Foreign currency transactions                                           431
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 3,703,599
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $38,793,414
    Securities sold short                                              (569,832)
                                                                    -----------
      Net unrealized gain on investments                            $38,223,582
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $41,927,181
                                                                    -----------
          Increase in net assets from operations                    $40,105,669
                                                                    ===========

See notes to financial statements


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 1999               AUGUST 31, 1998
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $ (1,821,512)                 $ (1,057,836)
  Net realized gain on investments and foreign currency
    transactions                                                   3,703,599                     1,583,465
  Net unrealized gain (loss) on investments and foreign
    currency                                                      38,223,582                   (41,863,394)
                                                                ------------                  ------------
      Increase (decrease) in net assets from operations         $ 40,105,669                  $(41,337,765)
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $     --                      $    (41,464)
  From net investment income (Class I)                                --                          (104,204)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (1,158,786)                      (70,362)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (1,050,387)                    --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (311,497)                    --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (59,727)                     (176,826)
                                                                ------------                  ------------
      Total distributions declared to shareholders              $ (2,580,397)                 $   (392,856)
                                                                ------------                  ------------
Net increase in net assets from Fund share transactions         $106,064,171                  $213,243,887
                                                                ------------                  ------------
      Total increase in net assets                              $143,589,443                  $171,513,266
Net assets:
  At beginning of period                                         173,543,129                     2,029,863
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $1,821,512 and $0, respectively)                    $317,132,572                  $173,543,129
                                                                ============                  ============

See notes to financial statements


Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998                1997*
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $10.65               $13.07               $10.00
                                                              ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.07)              $(0.11)              $ 0.98
  Net realized and unrealized gain (loss) on
   investments and foreign currency                             2.40                (0.36)                2.09
                                                              ------               ------               ------
    Total from investment operations                          $ 2.33               $(0.47)              $ 3.07
                                                              ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                  $ --                 $(0.72)              $ --
  From net realized gain on investments and foreign
   currency transactions                                       (0.14)               (1.23)                --
                                                              ------               ------               ------
    Total distributions declared to shareholders              $(0.14)              $(1.95)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $12.84               $10.65               $13.07
                                                              ======               ======               ======
Total return(+)                                               21.83%++            (4.88)%               30.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.52%+               1.53%                1.54%+
  Net investment income (loss)                               (1.04)%+             (0.82)%               12.41%+
Portfolio turnover                                               51%                 196%                 887%
Net assets at end of period (000 omitted)                   $130,598              $63,740                 $536

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
    August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. If these fees had not been waived and actual expenses had been over this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                            $(0.08)              $(0.12)              $ 0.89
      Ratios (to average net assets):
        Expenses##                                             1.67%+               1.63%                3.10%+
        Net investment income (loss)                         (1.19)%+             (0.92)%               10.81%+

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   PERIOD ENDED
                                                      FEBRUARY 28, 1999              AUGUST 31, 1998**
                                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                CLASS B
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $10.60                         $11.80
                                                                 ------                         ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.10)                        $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                               2.38                          (1.03)
                                                                 ------                         ------
      Total from investment operations                           $ 2.28                         $(1.20)
                                                                 ------                         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                   $(0.11)                        $ --
                                                                 ------                         ------
Net asset value - end of period                                  $12.77                         $10.60
                                                                 ======                         ======
Total return                                                     21.49%++                     (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.17%+                         2.18%+
  Net investment loss                                           (1.68)%+                       (1.49)%+
Portfolio turnover                                                  51%                           196%
Net assets at end of period (000 omitted)                      $131,857                        $82,032

 ** For the period from the inception of Class B, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                        $(0.11)                        $(0.18)
      Ratios (to average net assets):
        Expenses##                                                2.32%+                         2.28%+
        Net investment loss                                     (1.83)%+                       (1.59)%+

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   PERIOD ENDED
                                                      FEBRUARY 28, 1999              AUGUST 31, 1998**
                                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                CLASS C
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $10.61                         $11.80
                                                                 ------                         ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.10)                        $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                               2.38                          (1.02)
                                                                 ------                         ------
      Total from investment operations                           $ 2.28                         $(1.19)
                                                                 ------                         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                   $(0.11)                        $ --
                                                                 ------                         ------
Net asset value - end of period                                  $12.78                         $10.61
                                                                 ======                         ======
Total return                                                     21.37%++                     (10.08)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.17%+                         2.18%+
  Net investment loss                                           (1.69)%+                       (1.51)%+
Portfolio turnover                                                  51%                           196%
Net assets at end of period (000 omitted)                       $47,388                        $24,450

 ** For the period from the inception of Class C, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                        $(0.11)                        $(0.17)
      Ratios (to average net assets):
        Expenses##                                                2.32%+                         2.28%+
        Net investment loss                                     (1.84)%+                       (1.61)%+

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998                1997*
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $10.70               $13.08               $10.00
                                                              ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.04)              $(0.03)              $ 1.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency                             2.41                (0.40)                2.07
                                                              ------               ------               ------
    Total from investment operations                          $ 2.37               $(0.43)              $ 3.08
                                                              ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                  $ --                 $(0.72)              $ --
  From net realized gain on investments and foreign
   currency transactions                                       (0.15)               (1.23)                --
                                                              ------               ------               ------
    Total distributions declared to shareholders              $(0.15)              $(1.95)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $12.92               $10.70               $13.08
                                                              ======               ======               ======
Total return                                                  22.14%++            (4.50)%               30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.17%+               1.18%                1.54%+
  Net investment income (loss)                               (0.69)%+             (0.21)%               12.65%+
Portfolio turnover                                               51%                 196%                 887%
Net assets at end of period (000 omitted)                     $7,290               $3,321               $1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
    August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. If these fees had not been waived and actual expenses had been over this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                            $(0.05)              $(0.03)              $ 0.92
      Ratios (to average net assets):
        Expenses##                                             1.32%                1.28%                2.52%+
        Net investment income (loss)                         (0.84)%              (0.31)%               11.63%+

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization
MFS New Discovery Fund is a diversified series of MFS Series Trust I. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street") as agent, to certain brokers approved by the Fund (the "Borrowers"). The loans are collateralized at all times by cash in an amount at least equal to the market value of securities loaned. State Street provides the Fund with indemnfication against Borrower default. The Fund bears the risk loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $48,287,304. These loans were collateralized by cash of $51,248,278. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Short Sales - The Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $279,473.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. The trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $142,626 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,168 for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10 and $0 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $1,688, $132,320, and $21,564 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $236,256,152 and $125,298,565, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $370,730,871
                                                               ------------
Gross unrealized depreciation                                  $(41,756,145)
Gross unrealized appreciation                                    38,283,336
                                                               ------------
    Net unrealized depreciation                                $ (3,472,809)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------       -----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               6,769,464      $  86,450,490        6,522,857      $  86,204,526
Shares issued to shareholders in
  reinvestment of distributions              83,631          1,082,386            9,647            112,487
Shares reacquired                        (2,666,603)       (34,684,518)        (590,723)        (7,830,314)
                                        -----------      -------------     ------------      -------------
    Net increase                          4,186,492      $  52,848,358        5,941,781      $  78,486,699
                                        ===========      =============     ============      =============

Class B Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999       PERIOD ENDED AUGUST 31, 1998*
                                    ----------------------------------       -----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               4,399,079      $  55,372,434        8,309,021      $ 108,983,495
Shares issued to shareholders in
  reinvestment of distributions              72,859            939,149            --               --
Shares reacquired                        (1,887,391)       (24,555,593)        (566,661)        (7,267,880)
                                        -----------      -------------     ------------      -------------
    Net increase                          2,584,547      $  31,755,990        7,742,360      $ 101,715,615
                                        ===========      =============     ============      =============
*For the period from the inception of Class B and Class C, November 3, 1997, through
 August 31, 1998.

Class C Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999       PERIOD ENDED AUGUST 31, 1998*
                                    ----------------------------------       -----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               1,787,152      $  23,063,443        2,453,434      $  32,412,325
Shares issued to shareholders in
  reinvestment of distributions              17,696            228,460            --               --
Shares reacquired                          (400,946)        (5,078,498)        (147,976)        (1,922,241)
                                        -----------      -------------     ------------      -------------
    Net increase                          1,403,902      $  18,213,405        2,305,458      $  30,490,084
                                        ===========      =============     ============      =============

Class I Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------       -----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                 284,161      $   3,660,008          216,000      $   2,875,329
Shares issued to shareholders in
  reinvestment of distributions               4,587             59,727           24,101            281,020
Shares reacquired                           (34,887)          (473,317)         (44,090)          (604,860)
                                        -----------      -------------     ------------      -------------
    Net increase                            253,861      $   3,246,418          196,011      $   2,551,489
                                        ===========      =============     ============      =============

* For the period from the inception of Class B and Class C, November 3, 1997, through August 31, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999 was $1,046.

MFS(R) New Discovery Fund

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor; Former           Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         INVESTOR INFORMATION
                                                        For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief              call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.; Chairman,       a touch-tone telephone.
Colonial Insurance Company, Ltd.
                                                        For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                      financial adviser or, for an information kit, call
                                                        toll free: 1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,          9 a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial           anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                           INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                     P.O. Box 2281
Vice President, Director, and Secretary,                Boston, MA 02107-9906
MFS Investment Management
                                                        For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                    1-800-225-2606 any business day from
Executive Officer, and Director,                        8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                        For service to speech- or hearing-impaired, call
J. Dale Sherratt - President, Insight Resources,        toll free: 1-800-637-6576 any business day from
Inc. (acquisition planning specialists)                 9 a.m. to 5 p.m. Eastern time. (To use this
                                                        service, your phone must be equipped with a
Ward Smith - Former Chairman (until 1994), NACCO        Telecommunications Device for the Deaf.) For share
Industries (holding company)                            prices, account balances, and exchanges, call toll
                                                        free: 1-800-MFS-TALK (1-800-637-8255) anytime from
INVESTMENT ADVISER                                      a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Brian E. Stack*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) NEW DISCOVERY FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                       MND-3 4/99 47M 97/297/897